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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 16, 2005

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                          0-16002                95-3768341
(State or Other Jurisdiction of      (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)

5880 Oberlin Drive, San Diego, California                       92121
(Address of principal executive offices)                      (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

         On November 16, 2005, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into Amendment Number Five ("Amendment No. 5") to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement") by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo"), as amended by that certain Amendment Number One dated October 8, 2004 ("Amendment No. 1"), that certain Amendment Number Two dated February 28, 2005 ("Amendment No. 2"), that certain Amendment Number Three dated May 12, 2005 ("Amendment No. 3") and that certain Amendment Number Four dated September 21, 2005 ("Amendment No. 4"). Amendment No. 5 amends the Loan and Security Agreement to (a) increase to three the number of collateral audits for which the Company Borrowers must reimburse Wells Fargo so long as no Event of Default (as defined) has occurred and is continuing; (b) define the Company's minimum EBITDA requirement to be $2.5 million for the 9-month period ending December 31, 2005, and $1.5 million for the 12-month period ending March 31, 2006; (c) waive the EBITDA Default that occurred for the period ended September 30, 2005; and (d) extend the deadline to deliver certain audited consolidated financial statements.

         A copy of Amendment No. 5 is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as exhibits to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. A copy of Amendment No. 3 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2005, and is incorporated herein by reference. A copy of Amendment No. 4 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on September 26, 2005, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Item 9.01  Financial Statements and Exhibits.

         (c)  Exhibits.

          10.1 Amendment No. 5 to Loan and Security Agreement. Schedules and exhibits to this Amendment No. 5 have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 22, 2005               Advanced Marketing Services, Inc.


                                        /s/ Curtis R. Smith
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                                        Curtis R. Smith
                                        Executive Vice President and
                                        Chief Financial Officer



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